LIQUIDITY AND MANAGEMENT'S PLAN	9 Months Ended	12 Months Ended
	Dec. 31, 2021	Mar. 31, 2021
Liquidity and Management Plans
LIQUIDITY AND MANAGEMENT'S PLAN

Liquidity and Management Plans

As the Company previously reported, on August 31, 2020, the Company received a letter from NYSE American LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with the Exchange’s continued listing requirements as the result of the Company’s failure to maintain stockholders’ equity of $6.0 million after reporting losses from continuing operations and/or net losses in its five most recent fiscal years. On October 1, 2021, the Company received a letter from the Exchange notifying the Company that it is now in compliance with all of the continued listing standards of the Exchange and that the Company has resolved the continued listing deficiency previously referenced.

As our products are sold primarily to the construction industry and do-it-yourself centers, restrictions and limitations imposed by the COVID-19 pandemic have had an impact on the Company’s sales. We are not yet able to quantify the full impact of the COVID-19 pandemic on our sales and financial results, but we believe that sales, customs charges, and freight costs were negatively impacted by delays in freight forwarding from ports of entry in California due to delays related to issues with COVID-19.

Our short-term borrowings to finance any operating losses, trade accounts receivable, and foreign inventory purchases are provided pursuant to the terms of its Factoring Agreement with Merchant Factors Corporation (Merchant or Factor). Borrowings under the Factoring Agreement bear interest at prime plus 2% and are secured by trade accounts receivable and inventory. Advances from Merchant are at the sole discretion of Merchant based on Merchant’s assessment of the Company’s receivables, inventory and financial condition at the time of each request for an advance. The unused availability of this facility totaled approximately $383,000 at December 31, 2021. The Company’s non-factored trade accounts receivable net of allowance for uncollectible amounts totaled approximately $878,000 at December 31, 2021. We anticipate that the availability provided from Merchant, cash flows from operations, and the collection of non-factored trade accounts receivable will provide sufficient working capital for the next twelve months following the date of this report.

NOTE B – LIQUIDITY AND MANAGEMENT’S PLAN

As the Company previously reported, on August 31, 2020, the Company received a letter from NYSE American LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with the Exchange’s continued listing requirements as the result of the Company’s failure to maintain stockholders’ equity of $6.0 million after reporting losses from continuing operations and/or net losses in its five most recent fiscal years. On September 23, 2020, the Company submitted to the Exchange the Company’s plan (the “Plan”) of actions the Company has taken or will take to regain compliance with the continued listing standards by February 28, 2022 (the “Plan Period”). On November 5, 2020, the Company received a letter from the Exchange advising the Company that the Exchange has accepted the Plan and granted the Plan Period through February 28, 2022. The Exchange will review the Company periodically to determine whether the Company is making progress consistent with the Plan. The Company is working diligently to execute its Plan to regain compliance with the Exchange’s continued listing requirements.

The Company had net income of $268,343 for the fiscal year ended March 31, 2021 and a net loss of $5,813,891 for the year ended March 31, 2020.

As the Company’s products are sold primarily to the construction industry and do-it-yourself centers, restrictions and limitations imposed by the COVID-19 pandemic have had an impact on the Company’s sales  We are not yet able to quantify the full impact of the COVID-19 pandemic on our sales and financial results, but we believe that during the first half of calendar 2020 (our fourth quarter of fiscal 2020 and first quarter of fiscal 2021) sales were negatively impacted by lower sales resulting from steps taken to combat the spread of COVID-19.    Sales in our second and third fiscal quarters ended September 30, 2020, and December 31, 2020 increased significantly when compared to sales for the comparable 2019 periods due to the Company’s ability to fill orders from inventory for a large national retailer new customer, when the national retailer’s usual supplier was unable to fill the orders due to delays caused by the pandemic.  Our sales growth was also due to sales of two products to another large national retailer which purchased certain of our models as a 1,350 store test, which were completed in the fourth quarter of the fiscal year ending March 31, 2021.

Our short-term borrowings to finance operations, trade accounts receivable, and foreign inventory purchases are provided pursuant to the terms of our Factoring Agreement with Merchant. Advances from the Company’s factor, are at the sole discretion of Merchant based on their assessment of the Company’s receivables, inventory and financial condition at the time of each request for an advance. The unused availability of this facility totaled approximately $1,795,000 at March 31, 2021.

The Company sold its fifty percent ownership in Eyston effective March 31, 2020. The non-cash proceeds from the sale were used to reduce our trade accounts payable due to Eyston by $4,000,000. In addition, the Company and Eyston agreed to convert $1,081,440 of trade accounts payable to an interest only note payable with a maturity date of April 19, 2022. Until March 31, 2020 we had secured extended payment terms for purchases up to $4,000,000 from Eyston for the purchase of sealed battery alarms.  These amounts were unsecured, incurred interest at 5.5% per annum, and provided for repayment terms of 120 days for each purchase. Subsequent to March 31, 2020, Eyston continues to be the Company’s principal supplier of safety alarms and the Company will pay for these purchases upon evidence of shipment from the factory.

We anticipate, now that our complete line of sealed smoke and carbon monoxide alarms has been introduced, that these products will compete on price and functionality with similar products offered by our larger competitors. While we believe there will be market acceptance of our products we cannot be assured of this. Should our products not achieve the level of acceptance we anticipate this will have a significant impact on our future operations and potentially impact our ability to continue operations.

Prior to the fiscal year ended March 31, 2021 the Company has a history of sales that were insufficient to generate profitable operations, and has limited sources of financing. Management’s plan in response to these conditions continues to be to increase sales resulting from the delivery of the Company’s  line of sealed battery ionization smoke alarms, carbon monoxide products, and ground fault circuit interrupters. The Company has seen positive results on this plan due to increased sales of its product offerings to a major home improvement retailer during the second and third quarters of the Company’s fiscal year ended March 31, 2021.  This increase in sales has resulted in significant additional availability under the Company’s facility with its Factor.  Management expects sales growth to continue going forward.  In May, 2020 the Company received a Paycheck Protection Program loan of $221,400 under the CARES Act and the loan was subsequently forgiven in compliance with the provisions of the CARES Act. Though no assurances can be given, if management’s plan continues to be successful over the next twelve months, the Company anticipates that it should be able to meet its cash needs for the next twelve months following the issuance date of this report. Cash flows and credit availability is expected to be adequate to fund operations for one year from the issuance date of this report.